Fees Summary	May 19, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,042,963.85
Total Transaction Valuation	7,552,236,445.65
Total Offset Amount	1,042,963.85
Net Fee	$ 0